MUTUAL FUND SERIES TRUST

Catalyst/Lyons Hedged Premium Return Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX (each, a “Fund” and, collectively, the “Funds”)

January 14, 2016

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus for each Fund, and the Prospectus for the Funds, each dated November 1, 2015.

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The paragraphs contained in the sections of the Funds’ Summary Prospectus and Prospectus entitled “Fund Summary – Portfolio Managers” are replaced with the following:

Portfolio Managers: Mr. Brent Haworth, Managing Director and Portfolio Manager of the Sub-Advisor, Mr. Alexander Read, Chief Executive Officer and Lead Portfolio Manager of the Sub-Advisor, Mr. Matthew Ferratusco, Director of Research and Analytics of the Sub-Advisor, and Mr. Michael Schoonover, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Haworth, Read, Ferratusco, and Schoonover are jointly and primarily responsible for managing the Fund. Mr. Read has served the Fund in this capacity since the Fund commenced operations. Messrs. Haworth and Schoonover have served the Fund in this capacity since May 2015. Mr. Ferratusco has served the Fund in this capacity since December 2015.

The first paragraph under the section of the Funds’ Prospectus entitled “Management of the Funds - Portfolio Managers: Tactical Allocation Fund and Hedged Premium Return Fund” is replaced with the following:

Brent Haworth, Alexander Read, Matthew Ferratusco and Michael Schoonover are primarily and jointly responsible for the day-to-day management of the Tactical Allocation Fund and Hedged Premium Return Fund’s portfolios.

The following information is added to section of the Funds’ Prospectus entitled “Management of the Funds - Portfolio Managers: Tactical Allocation Fund and Hedged Premium Return Fund”:

Matthew Ferratusco – Director of Research and Analytics

Mr. Ferratusco has served as the Director of Research and Analytics for Lyons since 2015, responsible for the firm’s portfolio analysis and performance measurement & reporting.  He is a member of the equity portfolio management team and investment committee, contributing equity research in addition to his analysis and reporting tasks.  From 2011 to 2015, Mr. Ferratusco served as the firm’s Business Development Officer, performing roles in sales & marketing in addition to his research and analysis functions. Prior to joining Lyons, he served as a market and currency analyst at FX Renew from May 2011 to September 2011 and as an independent consultant in the motorsports industry from 2004 to 2011. Mr. Ferratusco is a 2016 Expert CIPM candidate.  He holds a BS degree in Finance from the University of Central Florida.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Catalyst/Lyons Hedged Premium Return Fund Class A: CLPAX Class C: CLPCX Class I: CLPFX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

each a series of Mutual Fund Series Trust

(the “Funds”)

Supplement dated January 14, 2016

to the Statement of Additional Information dated November 1, 2015

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Funds dated November 1, 2015 and should be read in conjunction with such Statement of Additional Information.

The following information hereby replaces the information contained under the section of the SAI entitled “Advisors and Sub-Advisors – Portfolio Managers – Hedged Premium Return Fund and Tactical Allocation Fund”:

Alexander Read, Brent Haworth, Matthew Ferratusco and Michael Schoonover are jointly and primarily responsible for the day-to-day management of the portfolio of the Tactical Allocation Fund and Hedged Premium Return Fund. Messrs. Read, Haworth, Ferratusco’s compensation from the Funds’ sub-advisor is based on a salary plus a discretionary bonus based on the overall profits of the firm. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager.

The following information is hereby added to tables contained under the section of the SAI entitled “Advisors and Sub-Advisors”:

As of December 31, 2015, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Mr. Ferratusco are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Matthew Ferratusco	2	$150	0	$0	0	$0

The advisory fees for the registered investment companies, other pooled investment vehicles or other accounts managed by the portfolio manager listed above are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Funds beneficially owned by Mr. Ferratusco as of December 30, 2015.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Matthew Ferratusco	Hedged Premium Return Fund	$0
Matthew Ferratusco	Tactical Allocation Fund	$1-$10,000

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You should read this Supplement in conjunction with the Fund’s current Prospectus and SAI, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 866-447-4228 or by writing to the Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.